SECTION 906 CERTIFICATION

CERTIFICATION TO 18 U.S.C. ss.1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEYACT OF 2002

In connection with the Annual Report of Viceroy Exploration Ltd. (the "Company") on Form 20-F for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Patrick G. Downey, President and Chief Executive Officer of the Company, certify pursuant to18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2004

"Patrick G. Downey"
Patrick G. Downey President & Chief Executive Officer (Principal Executive Officer)